UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2006
EMULEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3333 Susan Street
Costa Mesa, California 92626
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (714) 662-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
     On June 2, 2006, Emulex Design & Manufacturing Corporation (the “Company”), a wholly-owned subsidiary of Emulex Corporation, a Delaware corporation, entered into a Second Amendment to Lease (the “Amendment”) with Brass Creekside, L.P., successor in interest to LM Venture, L.L.C (the “Landlord”) amending that certain Real Estate Lease dated September 12, 2000, between Emulex and the Landlord, as amended by that certain First Amendment to Lease dated February 8, 2001 (as amended, the “Lease”), in connection with a portion of a multiple tenant building located at 1921 Corporate Center Circle, Suite 3B, The Creekside Business Park, Longmount, Boulder County, Colorado (the “Premises”).
     Pursuant to the terms of the Amendment, effective June 15, 2006 (the “Effective Date”):
          (i) the Premises shall be reduced from 23,587 square feet to 23,096 square feet,
          (ii) the term of the Lease is extended for an additional sixty-four (64) month period, expiring October 14, 2011 (the “Lease Term”),
          (iii) the Company will be entitled to occupy the Premises on a rent-free basis for four (4) months. Commencing November 1, 2006, the annual base rent shall be $11.00 per square foot (approximately $21,171 per month) and commencing July 1, 2007, shall increase by approximately $0.50 per square foot per annum (approximately $962 per month) on each yearly anniversary thereafter, and
          (iv) the Company has one (1) option to extend the Lease Term for one additional five year period. During any option term, the monthly base rent shall be equal to ninety-five percent (95%) of the base or minimum rental rate per square foot per year for a nonrenewal arms’ length lease of comparable premises in a comparable project in the Longmont/Boulder, Colorado market.
          The foregoing is a summary description of certain terms of the Amendment and is qualified in its entirety by the text of the Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit Number	Exhibit Title or Description

10.1	Second Amendment to Lease dated May 26, 2006 by and between Brass Creekside, L.P. and Emulex Design & Manufacturing Corporation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION (Registrant)
Date: June 2, 2006	By:	/s/ PAUL F. FOLINO
Paul F. Folino,
Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description

10.1	Second Amendment to Lease dated May 26, 2006 by and between Brass Creekside, L.P. and Emulex Design & Manufacturing Corporation.